As filed with the Securities and Exchange Commission on November 5, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. __)

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J.P. MORGAN SERIES TRUST II

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J.P. MORGAN SERIES TRUST II
JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio
522 Fifth Avenue, New York, New York 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on December 15, 2004

To the Shareholders of J.P. Morgan Series Trust II and to the Owners of Variable Annuity Contracts or Variable Life Insurance Policies entitled to give voting instructions to the Shareholders of J.P. Morgan Series Trust II:

A Special Meeting of Shareholders of J.P. Morgan Series Trust II (the "Trust"), a Delaware business trust, will be held at 522 Fifth Avenue, New York, New York 10036, on December 15, 2004 at 10:00 a.m. Eastern Time (the "Meeting"), for the following purposes:

1.  To elect five Trustees;

2.  To ratify and approve the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the Trust's fiscal year ending December 31, 2004; and

3.  To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

Shares of the Trust are purchased by certain insurance companies ("Participating Insurance Companies") to fund benefits payable under certain variable annuity contracts and variable life insurance policies (the "Policies"). The Participating Insurance Companies hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Trust which are held by the Participating Insurance Companies in accordance with timely instructions received from owners of the Policies ("Policyowners"). With respect to the other shareholders, the Trustees of the Trust are soliciting your votes.

If you are a shareholder of record at the close of business on September 24, 2004, you may instruct the persons listed on the enclosed proxy card on how your shares in the Trust should be voted. If you are a Policyowner of record at the close of business on September 24, 2004, you have the right to instruct the Participating Insurance Company as to the manner in which the Trust shares attributable to your variable contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment thereof.

By order of the Board of Trustees,

Wayne H. Chan
Secretary

Dated: November 5, 2004

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card or voting instruction form, as appropriate, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card or voting instruction form promptly. A proxy card or voting instruction form will not be required for admission to the Meeting.

November 5, 2004

J.P. MORGAN SERIES TRUST II
JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio
522 Fifth Avenue,
New York, New York 10036

PROXY STATEMENT
for the
Special Meeting of Shareholders to be held on December 15, 2004

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees of J.P. Morgan Series Trust II (the "Trust") to be used at the Special Meeting of the Shareholders of the Trust to be held at 522 Fifth Avenue, New York, New York 10036, on December 15, 2004, and at any adjournments thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust is composed of five separate portfolios which operate as distinct investment vehicles. The portfolios are the JPMorgan Bond Portfolio, the JPMorgan International Equity Portfolio, the JPMorgan Mid Cap Value Portfolio, the JPMorgan Small Company Portfolio and the JPMorgan U.S. Large Cap Core Equity Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). Shares of each Portfolio have been offered only to (i) separate accounts established by certain insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (the "Policies"), and (ii) to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. As the owners of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of a substantial portion of the Trust's shares. However, pursuant to applicable laws, Trust shares held in a separate account which are attributable to Policies will be voted by the Participating Insurance Companies in accordance with instructions received from the holders of the Policies ("Policyowners"). The Participating Insurance Companies have agreed to solicit voting instructions from each Policyowner of record as of the record date, which was September 24, 2004, and to vote by proxy the shares at the meeting according to such instructions. In addition, each Participating Insurance Company will vote shares of the Trust held in its separate accounts for which it has not received timely voting instructions from Policyowners, as well as shares it owns, in the same proportion as those shares for which it has received voting instructions. To be effective, voting instructions must be received by the Participating Insurance Companies prior to the commencement of the meeting on December 15, 2004. Such instructions may be revoked at any time prior to the meeting by written notice of revocation or another voting instruction form delivered to a Participating Insurance Company.

Each outstanding Trust share is entitled to one vote. Fractional shares also will be counted. The number of shares which each Policyowner may instruct a Participating Insurance Company to vote is specified on the voting instruction form enclosed herewith. This number was calculated based on the Policyowner's interest in his or her Policy as of the record date.

Each Participating Insurance Company will vote by proxy (i) Trust shares as to which no timely instructions are received, (ii) Trust shares owned exclusively by it or its affiliates and (iii) Trust shares held in a separate account representing charges imposed by the Participating Insurance Company against the separate account, for or against a proposal in the same proportion as the voting instructions received from Policyowners. If a duly executed and dated voting instruction form is received that does not specify a choice, the Participating Insurance Company will consider the voting instruction's timely receipt as an instruction to vote for the election of all the nominees of the Board of Trustees and in favor of proposal 2. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

Each Participating Insurance Company will cause a copy of this proxy statement to be mailed to its Policyowners of record on or about November 15, 2004.

On the record date, the Trust had outstanding 7,119,274 shares of JPMorgan Bond Portfolio, 5,988,440 shares of JPMorgan International Equity Portfolio, 2,905,553 shares of JPMorgan Mid Cap Value Portfolio,

4,145,860 shares of JPMorgan Small Company Portfolio and 3,967,353 shares of JPMorgan U.S. Large Cap Core Equity Portfolio.

For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required and for the election of Trustees, an abstention or broker non-vote will not be considered a vote cast.

In the event that a quorum is not represented at the Meeting or, if a quorum is so represented but that sufficient votes in favor of any management proposal are not received by December 15, 2004, the persons named as proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

The Trust's investment adviser is J.P. Morgan Investment Management Inc. ("JPMIM"). The Trust's distributor is J.P. Morgan Fund Distributors, Inc. The Trust's administrator is JPMorgan Chase Bank. The address of each of these entities is 522 Fifth Avenue, New York, New York 10036. The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request to JPMorgan Funds Service Center at 1-800-348-4782.

BENEFICIAL OWNERSHIP OF SHARES OF THE PORTFOLIOS
AND JPMORGAN FUND COMPLEX

The following table shows the dollar range of each nominee's beneficial ownership as of September 1, 2004, in the Portfolios and each nominee's aggregate ownership in any portfolios/funds that the nominee oversees in the JPMorgan Fund Complex:

Name of Nominees	Ownership of JPMorgan Bond Portfolio	Ownership of JPMorgan International Equity Portfolio	Ownership of JPMorgan Mid Cap Value Portfolio
Non-Interested Trustee Nominees
Cheryl Ballenger	None	None	None
Jerry B. Lewis	None	None	None
John R. Rettberg	None	None	None
Ken Whipple	None	None	None
Interested Trustee Nominee
John F. Ruffle	None	None	None
Name of Nominees	Ownership of JPMorgan Small Company Portfolio	Ownership of JPMorgan U.S. Large Cap Core Equity Portfolio	Aggregate Ownership of All Registered Investment Companies to be Overseen by Nominees in JPMorgan Fund Complex*
Non-Interested Trustee Nominees
Cheryl Ballenger	None	None	None
Jerry B. Lewis	None	None	None
John R. Rettberg	None	None	None
Ken Whipple	None	None	None
Interested Trustee Nominee
John F. Ruffle	None	None	None

*  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the nominees will serve includes three investment companies with a total of eight portfolios/funds.

As of September 1, 2004, none of the non-interested nominees or their immediate family members owned any shares of JPMIM or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with JPMIM.

As of September 1, 2004, the nominees and officers as a group owned less than 1% of the shares of each Portfolio.

Principal Holders

As of October 29, 2004, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Portfolios.

JPMorgan Bond Portfolio

Integrity Life Insurance Company Regular Account 515 West Market Street Louisville, KY 40202-3333	29.05%*

Sun Life Assurance Company of Canada (US) Variable Universal Life One Sun Life Executive Park SC2145 Wellesley Hills, MA 02481-5699	13.17%

National Integrity Life Insurance Company Regular Account 515 West Market Street Louisville, KY 40202-3333	14.08%

General American Separate Account 7 Mail Code B1-08 13045 Tesson Ferry Road St. Louis, MO 63128-3499	29.18%*

Jefferson Pilot Financial Insurance Company JPF Separate Account C Mutual Fund Accounting 1S 03 One Granite Place Concord, NH 03301-3258	8.01%

JPMorgan International Equity Portfolio

Jefferson Pilot Financial Insurance Company JPF Separate Account C Mutual Fund Accounting 1S 03 One Granite Place Concord, NH 03301-3258	6.98%

Integrity Life Insurance Company Regular Account 515 West Market Street Louisville, KY 40202-3333	6.54%

ICMG Registered Variable Life Separate Account Attn: David Ten Broeck P.O. Box 2999 Hartford, CT 06104-2999	8.77%

Sun Life Assurance Company of Canada (US) VA Retirement Product and Services P.O. Box 9134 Wellesley Hills, MA 02481-9134	7.27%

Kemper Life Insurance Company 1600 McConnor Parkway Schaumburg, IL 60196-6800	45.56%*

Symepra Life Insurance Co. Mutual Funds Controllers Attn: Lisa Suhm 4854 154th Pl NE Redmond, WA 98052-9664	13.13%

JPMorgan Mid Cap Value Portfolio

Ohio National Life Insurance Company for the Benefit of its Separate Accounts Attn: Dawn Cain One Financial Way Cincinnati, OH 45242-5851	45.31%*

Kemper Life Insurance Company 1600 McConnor Parkway Schaumburg, IL 60196-6800	11.94%

Nationwide Insurance Company Nationwide Variable Account 9 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	13.08%

Nationwide Insurance Company Nationwide Variable Account II c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	5.51%

JPMorgan Small Company Portfolio

Jefferson Pilot Financial Insurance Company JPF Separate Account C Mutual Fund Accounting 1S 03 One Granite Place Concord, NH 03301-3258	5.20%

Hartford Life Insurance Company Coli Separate Account IV Attn: David Ten Broeck P.O. Box 2999 Hartford, CT 06104-2999	6.53%

Sun Life Assurance Company of Canada (US) VA Retirement Product and Services P.O. Box 9134 Wellesley Hills, MA 02481-9134	8.53%

Ohio National Life Insurance Company for Benefit of its Separate Accounts Attn: Dawn Cain One Financial Way Cincinnati, OH 45242-5851	24.28%

General American Separate Account II Mail Code B1-08 13045 Tesson Ferry Road St. Louis, MO 63128-3499	8.81%

Kemper Life Insurance Company 1600 McConnor Parkway Schaumburg, IL 60196-6800	14.15%

Lincoln Benefit Life Allstate Financial Attn: Financial Control 544 Lakeview Parkway Vernon Hills, IL 60061-1826	7.37%

JPMorgan U.S. Large Cap Core Equity Portfolio

Jefferson Pilot Financial Insurance Company JPF Separate Account C Mutual Fund Accounting 1S 03 One Granite Place Concord, NH 03301-3258	12.22%

Sun Life Assurance Company of Canada (US) VA Retirement Product and Services P.O. Box 9134 Wellesley Hills, MA 02481-9134	20.11%

Symepra Life Insurance Company Mutual Fund Controllers Attn: Lisa Suhm 4854 154th Place NE Redmond, WA 98052-9664	22.17%

Horace Mann Life Insurance Company Separate Account Attn: William J Kelly 1 Horace Mann Plaza Springfield, IL 62715-0002	27.88%*

*  A shareholder's beneficial ownership of more than 25% of the voting securities of a Portfolio may be deemed to result in "control" of the particular Portfolio.

PROPOSAL 1-ELECTION OF TRUSTEES

The Trust's Board of Trustees (the "Board") is presently comprised of four Trustees-Cheryl Ballenger, John R. Rettberg, John F. Ruffle and Ken Whipple. The Board proposes to expand the size of the Board and to nominate a new Trustee who will not be an interested person of the Trust, for the reasons discussed below. At the Meeting, the four Trustees and Jerry B. Lewis will stand for election to hold office until the next meeting at which Trustee elections are held or until their successors are elected and qualify.

Mr. Rettberg and Mr. Whipple were considered to be non-interested Trustees since their election to the Trust's Board in 1996; Mr. Ruffle was originally elected to the Trust's Board as an interested Trustee in 1996 and was determined to be a non-interested Trustee in 2000; and Ms. Ballenger has been considered to be a non-interested Trustee since her election to fill a vacancy on the Board in 2002. However, in March 2004, it came to the attention of the Board and JPMIM that Messrs. Ruffle and Rettberg were in fact "interested" persons of the Trust because of their ownership of stock of JPMorgan Chase & Co. ("JPMC"), the parent company of JPMIM. Their ownership of JPMC stock had not previously been identified by JPMIM as a result of inaccurate responses on annual questionnaires completed by the two Trustees and an oversight by JPMIM in identifying accurate but misplaced information in one of Mr. Ruffle's questionnaires. The Trustees and JPMIM believe that these errors might have been avoided if the Trustees had been provided guidance periodically outside the annual questionnaire process on the requirements for qualifying as a "non-interested" Trustee.

The Investment Company Act of 1940, as amended (the "1940 Act"), imposes substantial responsibilities on fund boards to protect the interests of fund investors and to manage the conflicts of interest that investment advisers have with the funds they manage. The 1940 Act also draws an important distinction between trustees who are "interested" persons of a fund and those who are not. An "interested" trustee derives that status generally from his or her relationships with the investment company or with the company's investment adviser or principal underwriter. The ownership of a direct or indirect beneficial interest in any security issued by the investment adviser or a controlling person of the investment adviser makes a person an "interested person" of the funds served by that investment adviser. In order for fund boards to effectively manage the conflicts between an investment adviser and its funds and resolve them in the interest of fund investors rather than in the interest of the investment adviser, the 1940 Act requires that at least 40 percent of the members of each fund board be "non-interested." In 2001, the Securities and Exchange Commission ("SEC") gave further recognition to the role of non-interested trustees by requiring that a fund relying on any of ten exemptive rules under the 1940 Act must have a board a majority of whose members are not interested persons. As discussed below, the Trust relied upon certain of these rules at times when it did not have a majority of Trustees who were non-interested and, as a result, the rules were unavailable to the Trust.

Mr. Ruffle's stock in JPMC was acquired when he served as a Director and Vice Chairman of the Board of JPMC. Mr. Ruffle retired in 1993, but he continued to serve JPMC as a consultant until 1998. In May 2000, Mr. Ruffle's status as an interested trustee was reviewed at his request. Mr. Ruffle was determined to be a non-interested Trustee for two reasons. First, more than two years had passed since the end of his consulting relationship with JPMC. Second, his relationship with JPMC was believed to be limited to retirement and other benefits available to him as a retired senior officer of JPMC. Because these retirement benefits were fixed amounts and not dependent on the success of JPMC's business, it was determined that Mr. Ruffle's interests as a JPMC retiree would not be in conflict with the interests of the Trust. At the time of the determination, however, Mr. Ruffle continued to own JPMC stock, a circumstance that was not then identified by JPMIM. The implications of Mr. Ruffle's retirement benefits were carefully considered, but whether Mr. Ruffle owned any JPMC stock was not addressed by JPMIM, and Mr. Ruffle did not volunteer the information.

Each Trustee of the Trust is required to complete an annual Trustee and Officer Eligibility Questionnaire (the "Questionnaire"). The Questionnaire has several purposes, one of which is to determine each Trustee's status as an "interested" or "non-interested" Trustee. In March 2002, Mr. Ruffle disclosed his ownership of JPMC stock on the signature page of his Questionnaire, but answered "no" to the specific question regarding his ownership of stock of JPMIM or its parent or subsidiary. Due in part to the fact that Mr. Ruffle's disclosure was misplaced in the Questionnaire, JPMIM failed to identify his ownership of JPMC stock. Mr. Ruffle did not disclose his ownership of JPMC stock in either the 2003 or 2004 Questionnaires and continued to answer "no" to the question regarding ownership of stock of JPMIM or its parent or subsidiary. Mr. Ruffle continued to own JPMC stock until March 2004, when the fact of his ownership came to light and its consequences were recognized. JPMIM promptly advised Mr. Ruffle that his ownership of JPMC stock made him an interested person of the Trust. Mr. Ruffle sold his JPMC stock on March 5, 2004, at which point he became a non-interested Trustee of the Trust. However, Mr. Ruffle has suggested, and the Board has determined in light of industry "best practices" for corporate governance, that he should be considered an interested Trustee of the Trust because of his prior position as an executive officer of JPMC.

Mr. Rettberg was elected to the Trust's Board as a non-interested Trustee in 1996 and was in fact non-interested until he purchased a total of 1000 shares of JPMC stock in July 2002, a fact which he did not bring to JPMIM's attention at the time of the purchase. Mr. Rettberg did not disclose his ownership of JPMC stock in either the 2003 or 2004 Questionnaires. Mr. Rettberg continued to own JPMC stock until March 2004, when he disclosed his ownership to JPMIM and its consequences were recognized. JPMIM promptly advised Mr. Rettberg that his ownership of JPMC stock made him an interested person of the Trust. He sold his JPMC stock on March 15, 2004, at which point he again became a non-interested Trustee of the Trust.

The Trust, like most mutual funds, relies in the normal course of its operations upon certain exemptive rules adopted by the SEC. As explained above, since 2001 certain of those rules have required as a condition to their use that a fund have a majority of trustees who are not interested persons of the fund. In addition, the Trust relies upon an exemptive order issued by the SEC in selling its securities to insurance company separate accounts that also requires the Trust to have a majority of non-interested Trustees. During the period when both Messrs. Ruffle and Rettberg were interested persons of the Trust, from July 2002 to March 2004, the Trust took actions in reliance upon Rules 10f-3, 17d-1(d)(7), 17e-1 and 17g-1(j) under the 1940 Act. However, since only two of the four Trustees, and not a majority, were non-interested persons of the Trust, the Trust could not rely upon those four exemptive rules or the exemptive order during that period. The purpose of these four exemptive rules is summarized below:

Rule 10f-3: permits a fund to purchase securities in an underwritten offering where a principal underwriter is affiliated with the fund's adviser, subject to certain conditions.

Rule 17d-1(d)(7): permits a fund and certain affiliates to enter into joint liability insurance arrangements, subject to certain conditions.

Rule 17e-1: provides a safe harbor that permits a broker-dealer affiliated with a fund's investment adviser to receive brokerage commissions for portfolio transactions executed for the fund, subject to certain conditions.

Rule 17g-1(j): permits a fund and certain affiliates to enter into a joint fidelity bond, subject to certain conditions.

A list of actions taken by the Board from July 2002 to March 2004 in reliance upon these exemptive rules appears as Annex A.

The Board engaged Willkie Farr & Gallagher LLP as special counsel to the non-interested Trustees to advise on the situation, and met telephonically on April 15, May 13 and May 18, 2004 and in person on June 23 and September 7, 2004 to consider appropriate remedial actions. The Board determined that, although Messrs. Ruffle and Rettberg had been interested persons of the Trust within the meaning of the 1940 Act, each had considered himself non-interested, had conducted himself as a Trustee as though he were in fact non-interested, and had at all times acted in what he believed to be in the best interest of the Trust and its shareholders.

When the Board again had a majority of Trustees who were not interested persons, it ratified prior actions taken by the Trust in reliance on the four exemptive rules discussed above. While ratification does not cure the fact that the rules were unavailable at certain times that the Trust relied upon them, it does reflect the Board's determination that the Trust was not in fact harmed by the approvals granted at those times. The Board also approved certain remedial actions designed to enhance the Trust's compliance with board composition requirements under the 1940 Act and the Trust's corporate governance generally. In this regard, the Board agreed that Mr. Ruffle should be considered in the future to be an interested Trustee, and elected Ms. Ballenger, a non-interested Trustee, to succeed Mr. Ruffle as Chairperson of the Board.

The Board also determined to expand the size of the Board and to nominate a fifth Trustee who would be non-interested, so that the Board would have a clear majority of Trustees (four out of five or 80 percent) who are not "interested persons" of the Trust. Mr. Lewis was recommended to the Board by the Board Nominating Committee (consisting of Ms. Ballenger and Mr. Whipple) on June 23, 2004 and was nominated by the Board at its meeting on September 7, 2004. The Board Nominating Committee also recommended that each of the current Trustees be nominated for re-election. In reaching this determination with respect to Messrs. Ruffle and Rettberg, the Board Nominating Committee took into account the Board's belief that Messrs. Ruffle and Rettberg were not solely responsible for the errors that caused them to become interested persons and that their roles in these errors were inadvertent. The Board Nominating Committee also took into account the Board's determination that Messrs. Ruffle and Rettberg had at all relevant times conducted themselves as Trustees as though they were in fact not interested and had acted in what they believed to be in the best interest of the Trust and its shareholders.

In addition, enhanced attention to and review of Questionnaires will be undertaken by the Board and JPMIM. Going forward, Trustees will complete Questionnaires during Board meetings, with members of JPMIM's legal staff present to answer any questions or resolve any ambiguities. Rather than providing a Questionnaire for each Trustee showing the previous year's responses, JPMIM will provide each Trustee with a blank Questionnaire. While this will make completion of the Questionnaire more burdensome, it will also require each Trustee to consider more carefully the answer to each question. The Questionnaire will be amended to make more explicit the conditions under which Trustees will be considered "interested" rather than "non-interested." Completed Questionnaires will be reviewed by more than one person on JPMIM's staff to minimize the risk that important facts are overlooked. Finally, the Trust's Chief Compliance Officer will be charged with the implementation of these procedures to assure the proper composition of the Board and the disclosure of each Trustee's status.

The Board considered other remedial steps, such as seeking forfeiture of the gain realized by Messrs. Ruffle and Rettberg on their sales of JPMC stock. The Board determined that this action was not appropriate in light of the Board's belief that Messrs. Ruffle and Rettberg were not solely responsible for these errors and that their ownership of the stock had not influenced their actions as Trustees. It was also noted that the business generated by the Trust (and other investment companies for which Messrs. Ruffle and Rettberg served as Trustees) could not have had any measurable impact on JPMC's revenue or profits and, as a result, on the value of the stock. The Board further considered seeking disgorgement from JPMIM of the benefits derived by JPMIM or its affiliates from the Trust's improper reliance on the SEC exemptive rules, such as repayment of the brokerage commissions paid to affiliated brokers, and determined that this action was not necessary because the interested status of Messrs. Ruffle and Rettberg did not influence their decision to approve transactions taken in reliance on the exemptive rules. The Board further directed its special counsel, counsel for the Trust and JPMIM to apprise the staff of the SEC of the situation and of the remedial actions being taken by the Board.

Information about each Trustee and Mr. Lewis is set forth below.

It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Cheryl Ballenger, Jerry B. Lewis, John R. Rettberg, John F. Ruffle and Ken Whipple. Each of the foregoing individuals has consented to be a nominee. Each of the nominees, with the exception of Ms. Ballenger and Mr. Lewis, previously has been elected by the shareholders. Messrs. Rettberg, Ruffle and Whipple were elected on December 12, 1996. Ms. Ballenger was elected to fill a vacancy on the Board by the Board on August 23, 2002. Each of the nominees has been recommended by the Board Nominating Committee.

Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Trustee of the Trust, but if that should occur before the Meeting, proxies will be voted for the persons the Board recommends.

Information on Trustees

The names of the Board of Trustees of the Trust, together with information regarding the year of their birth, positions with the Trust, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, New York 10036.

The following table contains basic information regarding the Trustees that oversee operations of the Trust and other investment companies within the JPMorgan Fund Complex.

Name (Year of Birth) and Position Held with the Portfolios (Since)	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Fund Complex to be Overseen by Trustee	Other Directorships Held Outside JPMorgan Fund Complex
Non-Interested Trustee Nominees

Cheryl Ballenger (1956), Chairperson (since 2004) and Trustee (since 2002)	Mathematics Teacher, Vernon Hills High School (August 2004-Present); Mathematics Teacher, Round Lake High School (2003-2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	8	None

Jerry B. Lewis* (1939)	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer's Office, Controller's Office, Auditing and Corporate Strategy)	8	None

John R. Rettberg (1937), Trustee (since 1996)	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	8	None

Ken Whipple (1934), Trustee (since 1996)	Chairman (1999-Present) and CEO (1999-2004), CMS Energy	8	Director of AB Volvo and Korn Ferry International (executive recruitment)

Name (Year of Birth) and Position Held with the Portfolios (Since)	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Fund Complex to be Overseen by Trustee	Other Directorships Held Outside JPMorgan Fund Complex
Interested Trustee Nominee

John F. Ruffle** (1937), Trustee (since 1996)	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	8	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

*  Nominee for election at 2004 shareholder meeting.

**  The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

Committees of the Board

The Board of Trustees met six times during the fiscal year ended December 31, 2003. Each Trustee attended all meetings. The standing committees of the Board include the Audit Committee, the Nominating Committee and the Valuation Committee. The duties of these Committees are described below.

Audit Committee. Each Trustee who is not an "interested person" of the Trust serves as a member of the Audit Committee. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee pre-approves any services to be provided by the independent auditors to the Trust. In addition, the Audit Committee considers and approves any non-audit services, and the fees to be charged for such non-audit services, to be provided by the independent auditors to any entity controlling, controlled by or under common control with JPMIM that provides ongoing services to the Trust. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence. The Audit Committee met four times during the year ended December 31, 2003.

Nominating Committee. Each Trustee who is not an "interested person" of the Trust serves as a member of the Nominating Committee. The function of the Nominating Committee is to select and nominate persons who will continue to contribute to the independence and effectiveness of the Board. The Nominating Committee will consider and evaluate candidates on the basis of the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust and its shareholders and the candidate's ability to qualify as a non-interested Trustee. The Nominating Committee does not have a charter. The Nominating Committee did not meet during the year ended December 31, 2003.

Valuation Committee. Each Trustee who is not an "interested person" of the Trust serves as a member of the Valuation Committee. The function of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to review fair value determinations outside of regularly scheduled Board meetings. The Chairperson of the Valuation Committee, in consultation with the full Committee as the Chairperson deems appropriate, is authorized to review and approve fair value determinations, and did so on one occasion during the year ended December 31, 2003, but the full Board reviewed fair value determinations at their meetings in that year.

Procedures for Communications to the Board of Trustees

The Board of Trustees has adopted a process for shareholders to send communications to the Board. To communicate with the Board of Trustees of the Trust or an individual Trustee, a shareholder must send written communications to 522 Fifth Avenue, New York, New York 10036, addressed to the Board of Trustees of J.P. Morgan Series Trust II or the individual Trustee. The Trust's Secretary will maintain a copy of any such communication and promptly forward each such communication to the Board no less frequently than monthly. The Board will periodically review such communications and determine how to respond.

Each member of the Board of Trustees is invited to attend the Trust's special meeting of shareholders.

Officers of the Trust

The Trust's executive officers (listed below), other than the officers who are employees of J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc., are provided and compensated by JPMIM or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees.

The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

Name (Year of Birth) and Position Held with the Portfolios (Since)	Principal Occupations During Past Five Years
George C.W. Gatch (1962), President (2001)	Managing Director, is CEO and President of the J.P. Morgan and One Group Funds. An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established J.P. Morgan Investment Management's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Name (Year of Birth) and Position Held with the Funds (Since)	Principal Occupations During Past Five Years
Robert L. Young (1963), Vice President and Treasurer (2000)	Chief Operating Officer of JPMorgan Funds from August 2004 to present and of One Group Mutual Funds from November 2001 to present. From October 1999 to present, Vice President and Treasurer, One Group Administrative Services, Inc., and Vice President and Treasurer, One Group Dealer Services, Inc. From December 1996 to October 1999, Managing Director of Mutual Fund Administration, Banc One Investment Advisors Corporation.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Vice President and Chief Administrative Officer of the JPMorgan Funds from August 2004 to present and of One Group Funds from September 2004 to present; Vice President, JPMIM; Treasurer, JPMorgan Funds and Head of JPMorgan Funds Management and U.S. Institutional Funds Administration and Board Liaison. Prior to joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Wayne H. Chan (1965), Secretary (2004)	President and Assistant General Counsel, JPMIM, from September 2002 to present. Prior to joining J.P. Morgan Chase & Co., Mr. Chan was an associate at the law firm of Shearman & Sterling from May 2001 to September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 to May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 to May 1999.

Stephanie J. Dorsey (1969), Treasurer (2004)	Director of Mutual Fund Administration, One Group Administrative Services, from January 2004 to present. Ms. Dorsey worked for Bank One Corporation (now known as J.P. Morgan Chase & Co.) from January 2003 to January 2004. Prior to joining Bank One Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from September 1992.

Jessica K. Ditullio (1963), Assistant Secretary (2004)	From August 1990 to present, Counsel, Bank One Corporation (now known as J.P. Morgan Chase & Co.).

Nancy E. Fields (1949), Assistant Secretary (2004)	From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group, Banc One Investment Advisors Corporation. From January 1988 to July 1999, Vice President, Ohio Bankers Association. From July 1990 to December 1997, Vice President, Client Services, BISYS Fund Services, Inc.

Alaina Metz (1967), Assistant Secretary (2001)*	From June 1995 to present, Vice President, BISYS Fund Services, Inc.

Martin R. Dean (1963), Assistant Treasurer (2001)*	Vice President, Regulatory Services of BISYS Fund Services, Inc.

Arthur A. Jensen (1966), Assistant Treasurer (2001)*	Vice President, Financial Services of BISYS Fund Services, Inc., June 2001 to present. Formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965), Assistant Treasurer (2004)	Vice President, JPMIM; Fund Administration-Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000, Mr. Walsh held numerous senior positions during his twelve years in Prudential Financial's asset management group, including Director/Vice President of the Prudential Mutual Funds-Funds Administration Group. Mr. Walsh was also the group head of the financial/technical analysis area for the Prudential Mutual Funds Group.

Paul M. DeRusso (1954), Assistant Treasurer (2001)	Vice President, JPMIM; Manager of the Budgeting and Expense Group of the Funds Administration Group.

Mary D. Squires (1955), Assistant Treasurer (2001)	Vice President, JPMIM; Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase & Co. organization complex.

Name (Year of Birth) and Position Held with the Funds (Since)	Principal Occupations During Past Five Years
Stephen M. Ungerman (1953), Chief Compliance Officer (2004)	Vice President, JPMIM; previously, head of Fund Administration-Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000, Mr. Ungerman held a number of senior positions in Prudential Financial's asset management business, including Assistant General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

*  The contact address for the officer is 3435 Stelzer Road, Columbus, Ohio 43219.

Remuneration of Trustees

Each Trustee is currently paid an annual fee of $25,000 for serving as Trustee of the Trust and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. Trustee aggregate compensation expenses paid by the Trust and the JPMorgan Fund Complex for the fiscal year ended December 31, 2003 are set forth below:

Name of Trustee	JPMorgan Bond Portfolio	JPMorgan International Equity Portfolio	JPMorgan Mid Cap Value Portfolio
Cheryl Ballenger	$7,939	$1,633	$935
John R. Rettberg	$7,939	$1,633	$935
John F. Ruffle	$7,939	$1,633	$935
Ken Whipple	$7,939	$1,633	$935
Name of Trustee	JPMorgan Small Company Portfolio	JPMorgan U.S. Large Cap Core Equity Portfolio	Aggregate Trustee Compensation Paid by JPMorgan Fund Complex
Cheryl Ballenger	$3,069	$3,496	$25,000
John R. Rettberg	$3,069	$3,496	$25,000
John F. Ruffle	$3,069	$3,496	$25,000
Ken Whipple	$3,069	$3,496	$25,000

The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the nominees.

The Board unanimously recommends that you vote FOR the election of each of the nominees to serve as Trustees of the Trust.

PROPOSAL 2-RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Trustees has recommended, and the Board of Trustees, including all members who are not "interested persons" of the Trust (as defined in the 1940 Act), has selected, PricewaterhouseCoopers LLP (the "Auditor") as auditors of the Trust for the fiscal year ended December 31, 2004. The Auditor has extensive experience in investment company accounting and auditing. It is expected that a representative of the Auditor will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Auditor for the audit of the Trust's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,987 in 2002 and $211,259 in 2003.

Audit-Related Fees. There were no audit-related fees for the Trust during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to JPMIM (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with JPMIM that provides ongoing services to the Trust ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee were $8,277,000 from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $25,700 in 2002 and $27,100 in 2003. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003.

All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Trust, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, other than the services reported above.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Trust, and rendered to Service Affiliates, for the Reporting Periods were $46.4 million in 2002 and $28.3 million in 2003.

Auditor Independence. The Auditor, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Trust. The Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Auditor to the Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

The affirmative vote of a majority of the votes cast at the meeting is required to ratify and approve the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust.

The Board unanimously recommends that you vote FOR the ratification and approval of the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust.

OTHER MATTERS

The Trust knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

Under the current By-Laws of the Trust, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. A shareholder proposal intended to be represented at any meeting called in the future must be received by the Trust within a reasonable time before the solicitation for that meeting is made. Otherwise the Trust will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under Federal law.

INFORMATION RELATING TO VOTING MATTERS

Solicitation of Proxies

In addition to the solicitation of proxies by mail, employees of JPMIM and or its affiliates may solicit proxies in person or by telephone. JPMIM has retained D.F. King & Co., Inc. ("D.F. King"), 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation of proxies. The cost of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies, other than expenses in connection with solicitation by employees of JPMIM, will be borne by JPMIM. The anticipated cost associated with the solicitation of proxies by D.F. King is $2,500 plus out of pocket expenses incurred by D.F. King.

Shareholder Voting by Telephone

In addition to voting by mail or in person at the Meeting, you may receive a call from a representative of D.F. King if JPMIM has not yet received your vote. A representative of D.F. King will call to answer your proxy related questions and offer to take your vote over the telephone. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to D.F. King by JPMIM, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, but may read any recommendations included in the Proxy Statement. D.F King will record your instructions and send you a letter to confirm your vote. That letter will ask you to call D.F. King immediately if the confirmation does not reflect your voting instructions correctly. D.F. King will record all instructions it receives from shareholders by telephone in accordance with the procedures set forth above.

If you have any questions regarding the proxy material or require assistance with voting your shares, please call D.F. King Toll-Free at 1-800-423-2107.

You may also give your voting instructions by touch-tone telephone by calling 1-877-779-8683.

JPMIM believes that those procedures are reasonably designed to determine accurately each shareholder's identity and voting instructions.

By order of the Board of Trustees,

Wayne H. Chan
Secretary

It is important that proxies be returned promptly. All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

ANNEX A

BOARD ACTIONS TAKEN IN RELIANCE
ON EXEMPTIVE RULES AND EXEMPTIVE ORDER

The following is a list of actions taken by the Board of Trustees (the "Board") of J.P. Morgan Series Trust II (the "Trust") in reliance upon certain exemptive rules adopted by the Securities and Exchange Commission ("SEC") and an exemptive order issued by the SEC.

December 2002 Board Meeting

1.  approval of joint errors and omissions insurance policy with certain other funds and premium paid

2.  approval of transactions exempted under Rule 17e-1

3.  approval of transactions exempted under Rule 10f-3

March 2003 Board Meeting

1.  approval of transactions exempted under Rule 10f-3

June 2003 Board Meeting

1.  approval of revised procedures permitting transactions exempted under Rule 10f-3

2.  approval of transactions exempted under Rule 10f-3

September 2003 Board Meeting

1.  approval of transactions exempted under Rule 17e-1

2.  approval of transactions exempted under Rule 10f-3

December 2003 Board Meeting

1.  approval of transactions exempted under Rule 17e-1

2.  approval of transactions exempted under Rule 10f-3

3.  approval of joint fidelity bond covering the Trust and premium paid

4.  approval of joint errors and omissions insurance policy with certain other funds and premium paid

March 2004 Board Meeting

1.  approval of transactions exempted under Rule 17e-1

2.  approval of transactions exempted under Rule 10f-3

2

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

J.P. MORGAN SERIES TRUST II

Special Meeting of Shareholders of

JPMorgan Bond Portfolio

JPMorgan International Equity Portfolio

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

JPMorgan U.S. Large Cap Core Equity Portfolio

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking all previous voting instructions, hereby instructs the separate account of [NAME OF INSURANCE COMPANY] (the "Company”) to vote all shares of the above-reference portfolio (the “Portfolio”), a series of J.P. Morgan Series Trust II, attributable to his or her variable annuity or variable life insurance contract as of September 24, 2004, at the Special Meeting of Shareholders of the Portfolio to be held at 522 Fifth Avenue, New York, New York 10036, on December 15, 2004 at 10:00 a.m. Eastern Time (the “Meeting”), and at any adjournments thereof. These instructions shall be voted on the proposals described in the Proxy Statement as specified on the reverse side of this Voting Instruction Card.

These instructions when properly executed will be voted in the manner directed by the undersigned. Your vote is important. Complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES OF THE BOARD OF TRUSTEES AND IN FAVOR OF PROPOSAL 2.  If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to all voting instructions actually received from the Company’s contract owners. (Continued and to be signed on the reverse side.)

JPMST
☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

The Board of Trustees recommends that you vote FOR each of the nominees and FOR the selection of PricewaterhouseCoopers LLP as independent auditors.
J.P. MORGAN SERIES TRUST II

Every contract/policyholder’s vote is important. Please complete, sign and return this card as soon as possible.		1. ELECTION OF TRUSTEE NOMINEES:

NOTE: Please sign exactly as your name appears on this Voting Instruction Card. If signing for estates, trusts, partnerships, or corporations, or in another fiduciary capacity, title or capacity should be stated. When the variable annuity or variable life insurance contract is held by joint tenants, each must sign.

(01) Cheryl Ballenger, (02) Jerry B. Lewis, (03) John R. Rettberg, (04) John F. Ruffle and (05) Ken Whipple
			FOR		WITHHELD FROM ALL NOMINEES
			ALL	☐	☐
NOMINEES

RECORD DATE INTEREST:		☐
For all nominees except as noted above

				For	Against	Abstain
		2. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors		☐	☐	☐

Please be sure to sign and date this Voting Instruction Card.	Date

Shareholder signature	Co-owner signature

DETACH CARD		DETACH CARD

Your vote is important. Please vote immediately.

Vote-by-Telephone

Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
If you vote by telephone, please do not mail your card.

AMERICAN GENERAL

Re:	Special Meeting of Shareholders of
J.P. Morgan Series Trust II (the “Trust”)
JPMorgan Bond Portfolio, JPMorgan Mid Cap Value Portfolio, JPMorgan Small
Company Portfolio, and JPMorgan U.S. Large Cap Core Equity Portfolio
(collectively, the “Portfolios”)

Dear Policy/Contract Owner:

You are the owner of a variable annuity contract (the “Contract”) and/or variable universal life insurance policy (the “Policy”) issued by one of the following companies (the “Insurance Company”):

AIG Life Insurance Company

American General Life Insurance Company

American International Life Assurance Company of New York

The United States Life Insurance Company in the City of New York

The Board of Trustees of the Trust is soliciting proxies to be voted at a Special Meeting of Shareholders.  Enclosed you will find a Notice of Special Meeting of Shareholders, Proxy Statement for the Special Meeting of Shareholders, and Voting Instruction Card.

Shares of the Portfolios (to the extent they are offered in your Contract or Policy) are sold to and held by separate accounts of the Insurance Company to fund the Contract or Policy.  The separate accounts invest in shares of the Portfolios in accordance with instructions from the Contract or Policy owners.  The separate accounts provide pass-through voting to the Contract or Policy owners and you, as a Contract or Policy owner, have the right to instruct the separate account on how to vote shares of the Portfolios held by the separate account under your Contract or Policy on September 24, 2004.

The Insurance Company’s separate account is one of the “Shareholders” referred to in the enclosed Proxy Statement.  The Insurance Company will vote at the Shareholders’ Meeting described in the Proxy Statement on behalf of the separate account.  You have an opportunity to provide instructions to the Insurance Company as to how your interests are to be voted.  You are encouraged to read the accompanying Proxy Statement and cast your vote by returning the Voting Instruction Card promptly.

If you have any questions with regard to the Special Meeting of Shareholders, please contact our Customer Service Department.

AIG Life Insurance Company

American General Life Insurance Company

American International Life Assurance Company of New York

The United States Life Insurance Company in the City of New York

Member Companies of American International Group, Inc.